UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

Avalon Acquisition Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40872	85-3451075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Embarcadero Center, 8th Floor

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 423-0010

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share and three-fourths one redeemable warrant	AVACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	AVAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per whole share	AVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2021, Avalon Acquisition Inc., a Delaware corporation (the “Company” or “Registrant”), entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC (the “Underwriter”), pursuant to which the Company issued and sold to the Underwriter 20,700,000 units (the “Units”), which included 2,700,000 Units issued pursuant to the exercise in full of the Underwriter’s over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and three-fourths of one redeemable warrant to purchase one share of Class A Common Stock at an exercise price of $11.50 per share (the “Warrants”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $207,000,000. The offering closed on October 8, 2021 and represents the Company’s initial public offering (the “IPO”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253654) (as amended, the “Registration Statement”):

●	Underwriting Agreement, dated October 5, 2021, between the Company and the Underwriter.

●	Warrant Agreement, dated October 5, 2021, between Continental Stock Transfer & Trust Company and the Registrant.

●	Investment Management Trust Agreement, dated October 5, 2021, between Continental Stock Transfer & Trust Company and the Registrant.

●	Registration Rights Agreement, dated October 5, 2021, among the Registrant and certain security holders.

●	Private Placement Warrants Purchase Agreement, dated October 5, 2021, between the Registrant and Avalon Acquisition Holdings LLC (the “Sponsor”).

●	Administrative Services Agreement, dated October 5, 2021, between the Registrant and the Sponsor.

●	Indemnity Agreement, dated October 5, 2021, between the Registrant and Donald H. Putnam.

●	Indemnity Agreement, dated October 5, 2021, between the Registrant and Douglas C. Mangini.

●	Indemnity Agreement, dated October 5, 2021, between the Registrant and John Griff.

●	Indemnity Agreement, dated October 5, 2021, between the Registrant and John L. Klinck Jr.

●	Indemnity Agreement, dated October 5, 2021, between the Registrant and R. Rachel Hsu.

●	Indemnity Agreement, dated October 5, 2021, between the Registrant and S. Craig Cognetti.

●	Indemnity Agreement, dated October 5, 2021, between the Registrant and Steven Gluckstern.

●	Letter Agreement, dated October 5, 2021, between the Registrant and the Sponsor.

●	Letter Agreement, dated October 5, 2021, between the Registrant and Donald H. Putnam.

●	Letter Agreement, dated October 5, 2021, between the Registrant and Douglas C. Mangini.

●	Letter Agreement, dated October 5, 2021, between the Registrant and John Griff.

●	Letter Agreement, dated October 5, 2021, between the Registrant and John L. Klinck Jr.

●	Letter Agreement, dated October 5, 2021, between the Registrant and R. Rachel Hsu.

●	Letter Agreement, dated October 5, 2021, between the Registrant and S. Craig Cognetti.

●	Letter Agreement, dated October 5, 2021, between the Registrant and Steven Gluckstern.

Simultaneously with the closing of the IPO, pursuant to the Underwriting Agreement, the Company issued 155,250 shares of Class A Common Stock to the Underwriter as compensation under the Underwriting Agreement (the “Issuance Shares”). No underwriting discounts or commissions were paid with respect to the issuance of the Issuance Shares. The issuance of the Issuance Shares to the Underwriter was registered under the Registration Statement and a related Registration Statement on Form S-1 (SEC File No. 333-260077) that was filed by the Company under Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 8,100,000 warrants, including 925,000 warrants issued in connection with the exercise in full of the Underwriter’s over-allotment option (the “Private Placement Warrants”), to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,100,000. A total of 8,100,000 Private Placement Warrants were purchased by the Sponsor pursuant to the Private Placement Warrants Purchase Agreement. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Company’s prospectus, dated October 5, 2021 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on October 7, 2021. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 5, 2021, the following individuals were appointed to the board of directors of the Company: Steven Gluckstern, John L. Klinck Jr., and Douglas C. Mangini. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Delaware Secretary of State. The terms of the Restated Certificate are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Restated Certificate is attached to this Current Report on Form 8-K (this “8-K”) as Exhibit 3.1 and is incorporated by reference herein.

Effective October 5, 2021, the Company adopted its Amended and Restated Bylaws (the “Bylaws”), a copy of which attached to this 8-K as Exhibit 3.2 and is incorporated by reference herein.

Item 8.01 Other Events.

Of the total gross proceeds the Company received from the offering and the sale of the private placement warrants described in the Prospectus, $210,105,000 (or $10.15 per unit) was deposited into a segregated trust account located in the United States at Morgan Stanley, with Continental Stock Transfer & Trust Company, acting as trustee, $2,407,500 was either used to pay expenses in connection with the closing of the offering or is available for working capital following the offering, and $2,587,500 was used to pay underwriting commissions (excluding deferred underwriting commissions). The proceeds placed into the trust account include $7,245,000 in deferred underwriting commissions.

Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay the Company’s taxes, if any, the funds held in the trust account will not be released until the earliest to occur of: (a) the completion of the Company’s initial business combination; (b) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Restated Certificate (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within the time period the Company has to complete a proposed business combination, provided, however, if the Company is unable to complete its initial business combination within the 15 month period from the closing of the offering, the Company may, by resolution of its board if requested by the Sponsor, extend the period of time to consummate a business combination up to two times, each by an additional three months (for a total of up to 21 months to complete a business combination), subject to the Sponsor depositing additional funds into the trust account equaled to $0.10 per unit for each three-month extension (hereinafter, the “Completion Window”) or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity; and (c) the redemption of all of the Company’s public shares if the Company has not completed its business combination within the Completion Window, subject to applicable law. Public stockholders who redeem their shares of the Company’s Class A Common Stock in connection with a stockholder vote described in clause (b) in the preceding sentence shall not be entitled to funds from the trust account upon the subsequent completion of an initial business combination or liquidation if the Company is unable to complete an initial business combination within the Completion Window, with respect to such shares of the Company’s Class A Common Stock so redeemed. The proceeds deposited in the trust account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

On October 5, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto.

On October 8, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 5, 2021, between the Company and the Underwriter.
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
4.1	Warrant Agreement, dated October 5, 2021, between Continental Stock Transfer & Trust Company and the Registrant.
10.1	Investment Management Trust Agreement, dated October 5, 2021, between Continental Stock Transfer & Trust Company and the Registrant.
10.2	Registration Rights Agreement, dated October 5, 2021, among the Registrant and certain security holders.
10.3	Private Placement Warrants Purchase Agreement, dated October 5, 2021, between the Registrant and the Sponsor.
10.4	Administrative Services Agreement, dated October 5, 2021, between the Registrant and the Sponsor.
10.5	Indemnity Agreement, dated October 5, 2021, between the Registrant and Donald H. Putnam.
10.6	Indemnity Agreement, dated October 5, 2021, between the Registrant and Douglas C. Mangini.
10.7	Indemnity Agreement, dated October 5, 2021, between the Registrant and John Griff.
10.8	Indemnity Agreement, dated October 5, 2021, between the Registrant and John L. Klinck Jr.

10.9	Indemnity Agreement, dated October 5, 2021, between the Registrant and R. Rachel Hsu.
10.10	Indemnity Agreement, dated October 5, 2021, between the Registrant and S. Craig Cognetti.
10.11	Indemnity Agreement, dated October 5, 2021, between the Registrant and Steven Gluckstern.
10.12	Letter Agreement, dated October 5, 2021, between the Registrant and the Sponsor.
10.13	Letter Agreement, dated October 5, 2021, between the Registrant and Donald H. Putnam.
10.14	Letter Agreement, dated October 5, 2021, between the Registrant and Douglas C. Mangini.
10.15	Letter Agreement, dated October 5, 2021, between the Registrant and John Griff.
10.16	Letter Agreement, dated October 5, 2021, between the Registrant and John L. Klinck Jr.
10.17	Letter Agreement, dated October 5, 2021, between the Registrant and R. Rachel Hsu.
10.18	Letter Agreement, dated October 5, 2021, between the Registrant and S. Craig Cognetti.
10.19	Letter Agreement, dated October 5, 2021, between the Registrant and Steven Gluckstern.
99.1	Press Release, dated October 5, 2021.
99.2	Press Release, dated October 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON ACQUISITION INC.

	By:	/s/ S. Craig Cognetti
		Name:	S. Craig Cognetti
		Title:	Chief Executive Officer

Dated: October 12, 2021